UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 21, 2025

INTEGRATED RAIL AND RESOURCES ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41048	86-2581754
(State or other jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

400 W. Morse Boulevard, Suite 220
Winter Park, FL 32789

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (321) 972-1583

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, par value $0.0001 per share, and one-half of one redeemable warrant	OTC Pink: IRRXU	N/A
Class A common stock, par value $0.0001	OTC Pink: IRRX	N/A
Warrants	OTC Pink: IRRXW	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement

Amendment to Administrative Support Agreement

As previously disclosed in our Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 16, 2021, Integrated Rail and Resources Acquisition Corp., a Delaware corporation (“SPAC”) entered into an Administrative Support Agreement (the “Original Agreement”) dated November 11, 2021, by and between SPAC and SPAC’s sponsor, DHIP Natural Resources Investments, LLC (the “Sponsor”), pursuant to which, among other things, the Sponsor shall make available, or cause to be made available, to SPAC, certain office space, utilities and secretarial and administrative support as may be reasonably required by SPAC in exchange for SPAC paying the Sponsor the sum of $10,000 per month beginning on November 10, 2021 and continuing monthly thereafter until the earlier of the consummation by SPAC of an initial business combination or SPAC’s liquidation (in each case as described in the Registration Statement on Form S-1 and prospectus filed with the USEC (File No. 333-256381) (the “Registration Statement”)) (such earlier date, as may be extended from time to time pursuant to the Merger Agreement (as defined below), the “Termination Date”).

On March 21, 2025, the parties to the Original Agreement entered into an agreement pursuant to which the Sponsor irrevocably waived any and all rights to receive (a) any and all payments owed to it by SPAC under the Original Agreement for the year ending December 31, 2025, totaling $120,000; (b) any and all payments owed to it by SPAC under the Original Agreement for the year ending December 31, 2024, totaling $120,000; and (c) an aggregate of seven (7) payments owed to it during the year ending December 31, 2023, totaling $70,000 (the “Amendment”).

The foregoing summary of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 10.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibit is attached to this Current Report on Form 8-K:

Exhibit No.	Exhibit Title or Description
10.1	Amendment to Administrative Support Agreement, dated as of March 21,2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED RAIL AND RESOURCES ACQUISITION CORP.

Dated: March 21, 2025	By:	/s/ Mark A. Michel
	Name:	Mark A. Michel
	Title:	Chief Executive Officer

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